Supplement Dated September 17, 2018

to

Prospectus Dated April 30, 2018

This supplement is intended for distribution with the prospectuses dated April 30, 2018 for Accumulation 2014, Majestic VULX, Protection VUL 2017, Majestic Survivorship VULX, and Survivorship variable life insurance policies issued by John Hancock Life Insurance Company (U.S.A.) (the “Company” or “us”).

The purpose of this supplement is to provide information about an additional supplementary benefit rider — the “Healthy Engagement Core Rider”— that is made available at no charge to policies issued on or after October 1, 2018, once it has been approved in your state. In certain states this benefit is described in a separate notice provided with your policy instead of a supplementary benefit rider. This benefit may not be available through all broker-dealers.

Additional information under “Optional supplementary benefit riders you can add”:

Healthy Engagement Core Rider

Our Healthy Engagement Core Rider provides the insured person with the opportunity to participate in the Company’s Healthy Engagement Core program (the “Program”). This Program is designed to help improve the longevity of the insured person by educating and motivating the insured person to develop and maintain a healthy lifestyle.

By participating in this Program, the insured person may receive discounts on certain goods and services, educational resources, tools, or other items that are designed to encourage learning and participation in healthy activities (the “Program Rewards”). The Company reserves the right to amend aspects of the Program from time to time, including the Program Rewards.

The Company will not use any medical or other information about the insured person, after the issue date, under the Program to change a Risk Classification or as the sole basis to deny a request for reinstatement.

The Program may be administered by us or through an affiliated or unaffiliated company designated by us. The Company may designate or replace any such company at any time.

Participation in the Program is voluntary and, while there are no policy level fees associated with this rider, there may be costs associated with participating in the Program that will not be reimbursed by us. Examples of such costs include, but are not limited to, health coverage co-pays, health club fees, athletic event registration fees, health equipment, health monitoring devices, athletic attire and online access fees. Participation in the Program does not provide you with the opportunity to add credits to your policy nor will it affect your policy value.

In order to participate in this Program, the insured person must have attained Age 20. An insured person may not participate in this Program if the Healthy Engagement Rider under the policy has already been elected. An insured person may elect to discontinue participation in the Program at any time by written notice to us. If your policy terminates for any reason, the Program will also terminate. An insured person may obtain current information about the Program by visiting http://www.JohnHancockVitality.com/or by calling 1(800)-387-2747.